                    STI CLASSIC FUNDS 401(K) PLAN PROSPECTUS
    SUPPLEMENT DATED JANUARY 1, 2005 TO THE PROSPECTUS DATED OCTOBER 1, 2004

Effective January 1, 2005, the Aggressive Growth Stock Fund and the International Equity Index Fund will be available to SunTrust 401(k) Plan Participants. This supplement provides information regarding the Aggressive Growth Stock Fund and the International Equity Index Fund and supplements or replaces the information contained in the Prospectus.

                                                            CUSIP/TICKER SYMBOLS

FUND NAME                                              CLASS     INCEPTION*   TICKER  CUSIP

EQUITY FUNDS

Aggressive Growth Stock Fund                           T Shares    2/23/04    SCATX   784767188

Capital Appreciation Fund                              T Shares     7/1/92    STCAX   784766867

Growth and Income Fund                                 T Shares    9/26/92    CRVAX   784766198

International Equity Index Fund                        T Shares     6/6/94    SIEIX   784766594

Mid-Cap Equity Fund                                    T Shares     2/2/94    SAGTX   784766750

Small Cap Growth Stock Fund                            T Shares    10/8/98    SSCTX   784766263

Value Income Stock Fund                                T Shares   10/31/89    STVTX   784766834

FIXED INCOME FUNDS
Investment Grade Bond Fund                             T Shares    7/16/92    STIGX   784766701

Short-Term Bond Fund                                   T Shares    3/15/93    SSBTX   784766826

MONEY MARKET FUNDS
Prime Quality Money Market Fund                        T Shares     6/8/92    SQTXX   784766107


* The performance included under "Performance Information" may include the performance of other classes of the Fund and/or predecessors of the Fund.

                         RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser (or the Subadviser) invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's (or the Subadviser's) judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser (or the Subadviser) does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund (other than a money market fund) is based on the market prices of the securities a Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

AGGRESSIVE GROWTH STOCK FUND



PROSPECTUS SUPPLEMENT -- PAGE 2

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Long-term capital appreciation
INVESTMENT FOCUS                             Common stocks of U.S. multi-cap growth companies
SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Attempts to identify securities of companies with favorable prospects for future revenue, earnings, and/or cash flow
                                             growth
INVESTOR PROFILE                             Investors who want to increase the value of their
                                             investment, but do not need income, and who are willing to accept more volatility for the possibility of higher returns

(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the Aggressive Growth Stock Fund invests at least 80% of its net assets in common stocks and other equity securities of companies. The Aggressive Growth Stock Fund invests primarily in common stocks of U.S. companies of all sizes that exhibit strong growth characteristics. Using a "bottom-up" approach, the Subadviser identifies companies with favorable prospects for future revenue, earnings, and/or cash flow growth. Growth "drivers" are identified for each company and become critical to the ongoing evaluation process. Industry growth dynamics, company competitive positioning, pricing flexibility, and diversified product offerings are evaluated, providing the foundation for further fundamental research to determine the weighting of the Fund's investments in various equity market sectors. In addition, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that small- and mid-capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole. The small- and mid- capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

(TARGET ICON)
             PERFORMANCE INFORMATION

             The Aggressive Growth Stock Fund commenced operations on February 23, 2004, and therefore, does not have performance history for a full calendar year.

                                                    AGGRESSIVE GROWTH STOCK FUND



                                                 PROSPECTUS SUPPLEMENT -- PAGE 3

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES
Investment Advisory Fees                                      1.25%
Other Expenses*                                               0.32%
                                                              -------------------
                                                              1.57%
Total Annual Operating Expenses**

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

Aggressive Growth Stock Fund - T Shares    1.22%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR      3 YEARS
 $160        $496

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

INTERNATIONAL EQUITY INDEX FUND



PROSPECTUS SUPPLEMENT -- PAGE 4

(SUITCASE ICON)
        FUND SUMMARY

INVESTMENT GOAL                              Investment results that correspond to the performance of the
                                             MSCI(R) EAFE(R)-GDP Weighted Index

INVESTMENT FOCUS                             Foreign equity securities in the MSCI(R) EAFE(R)-GDP
                                             Weighted Index

SHARE PRICE VOLATILITY                       High
PRINCIPAL INVESTMENT STRATEGY                Statistical analysis to track the MSCI(R) EAFE(R)-GDP
                                             Weighted Index

INVESTOR PROFILE                             Aggressive investors who want exposure to foreign markets
                                             and are willing to accept the increased risks of foreign
                                             investing for the possibility of higher returns


(TELESCOPE ICON)
               INVESTMENT STRATEGY

               Under normal circumstances, the International Equity Index Fund invests at least 80% of its net assets in equity securities of foreign companies. In selecting investments for the Fund, the Adviser chooses companies included in the MSCI(R) EAFE(R)-GDP Weighted Index, an index of equity securities of companies located in Europe, Australasia and the Far East. While the Fund is structured to have overall investment characteristics similar to those of the Index, it selects a sample of securities within the Index using a statistical process. Therefore, the Fund will not hold all securities included in the Index. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as market risk.

(LIFE PRESERVER ICON)
            WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

            Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that foreign equity securities may underperform other segments of the equity market or the equity market as a whole.

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

In addition to the above mentioned risks, the Adviser may not be able to match the performance of the Fund's benchmark.

For information about the risks involved when investing in derivatives, see "More Information About Risk."

                                                 INTERNATIONAL EQUITY INDEX FUND



                                                 PROSPECTUS SUPPLEMENT -- PAGE 5

(TARGET ICON)
             PERFORMANCE INFORMATION

             The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the
Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's T Shares from year to year.*

(BAR CHART)


1995                    10.73%

1996                     6.04%

1997                     8.99%

1998                    30.02%

1999                    30.66%

2000                    -17.06%

2001                    -23.47%

2002                    -16.52%

2003                    40.54%

      BEST QUARTER               WORST QUARTER
         21.26%                     -20.53%
       (12/31/98)                  (9/30/02)

* The performance information shown above is based on a calendar year. The Fund's total return from 1/1/04 to 6/30/04 was 4.95%.

-------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Morgan Stanley Capital International Europe, Australasia and Far East - Gross Domestic Product (MSCI(R) EAFE(R)-GDP) Weighted Index.

T SHARES               1 YEAR    5 YEARS   SINCE INCEPTION*

International Equity
Index Fund              40.54%   -0.55%         4.88%

MSCI(R) EAFE(R)-GDP
Weighted Index          40.00%   -0.79%         3.87%


* Since inception of the T Shares on June 6, 1994. Benchmark returns since May 31, 1994 (benchmark returns available only on a month end basis).

(LINE GRAPH ICON)
          -------------------------------------------------------------
          WHAT IS AN INDEX?
          -------------------------------------------------------------
          An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI(R) EAFE(R)-GDP Weighted Index is a widely-recognized, market capitalization index that measures market equity performance based upon indices from 21 foreign and developed countries. The country weighting of the Index is calculated using the gross domestic product of each of the various countries and then with respect to the market capitalization of the various companies operating in each country.

INTERNATIONAL EQUITY INDEX FUND



PROSPECTUS SUPPLEMENT -- PAGE 6

(COIN ICON)
        FUND FEES AND EXPENSES

        This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                              T SHARES

Investment Advisory Fees                                      0.90%

Other Expenses*                                               0.13%
                                                              -----------------

Total Annual Operating Expenses**                             1.03%

 * The expense information in the table has been restated to reflect current fees.

** The Adviser or the Distributor may waive a portion of their fees in order to limit the total operating expenses to the level set forth below. The Adviser or the Distributor may discontinue all or a part of these fee waivers at any time.

International Equity Index Fund - T Shares       0.98%

-------------------------------------------------------------
EXAMPLE
-------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 YEAR   3 YEARS   5 YEARS   10 YEARS
   $105     $328      $569      $1,259

-------------------------------------------------------------
FUND EXPENSES
-------------------------------------------------------------

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

                                                     MORE INFORMATION ABOUT RISK



                                                 PROSPECTUS SUPPLEMENT -- PAGE 7

(LIFE PRESERVER ICON)
        MORE INFORMATION
        ABOUT RISK

DERIVATIVES RISK

Aggressive Growth Stock Fund
Capital Appreciation Fund
Growth and Income Fund
International Equity Index Fund
Investment Grade Bond Fund
Mid-Cap Equity Fund
Short-Term Bond Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

- There may not be a liquid secondary market for derivatives.

- Trading restrictions or limitations may be imposed by an exchange.

- Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counter-party risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EQUITY RISK

Aggressive Growth Stock Fund
Capital Appreciation Fund
Growth and Income Fund
International Equity Index Fund
Mid-Cap Equity Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

EXCHANGE-TRADED FUND RISK

Aggressive Growth Stock Fund
Capital Appreciation Fund
Growth and Income Fund
International Equity Index Fund
Investment Grade Bond Fund
Mid-Cap Equity Fund
Short-Term Bond Fund
Small Cap Growth Stock Fund
Value Income Stock Fund

The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment

MORE INFORMATION ABOUT FUND INVESTMENTS



PROSPECTUS SUPPLEMENT -- PAGE 8

or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK

Investment Grade Bond Fund
Short-Term Bond Fund

The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest

FOREIGN SECURITY RISKS

Growth and Income Fund
International Equity Index Fund

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

TRACKING ERROR RISK

International Equity Index Fund

Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of its benchmarks, rounding of share prices, changes to the benchmark, regulatory policies, and leverage, may affect the Fund's ability to achieve perfect correlation. The magnitude of any tracking error may be affected by a higher portfolio turnover rate. Because an index is just a composite of the prices of the securities it represents rather than an actual portfolio of those securities, an index will have no expenses. As a result, the Fund, which will have expenses such as taxes, custody, management fees and other operational costs, and brokerage, may not achieve its investment objective of accurately correlating to an index.

(MOUNTAIN ICON)

           MORE INFORMATION ABOUT FUND INVESTMENTS

           This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund (except the Prime Quality Money Market Fund) may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, the Investment Grade Bond and Short-Term Bond Funds each may shorten its average weighted maturity to as

                                                              INVESTMENT ADVISER



                                                 PROSPECTUS SUPPLEMENT -- PAGE 9

little as 90 days. A Fund (other than the Prime Quality Money Market Fund) will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

(MAGNIFYING GLASS ICON)
                INVESTMENT ADVISER

                Trusco Capital Management, Inc., 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the
Funds. As of June 30, 2004, the Adviser had approximately $66.7 billion in assets under management. For the fiscal period ended May 31, 2004, the Adviser received advisory fees of:

  Aggressive Growth Stock Fund               1.10%
  Capital Appreciation Fund                  1.13%
  Growth and Income Fund                     0.90%
  International Equity Index Fund            0.81%
  Investment Grade Bond Fund                 0.72%
  Mid-Cap Equity Fund                        1.13%
  Prime Quality Money Market Fund            0.54%
  Short-Term Bond Fund                       0.60%
  Small Cap Growth Stock Fund                1.15%
  Value Income Stock Fund                    0.80%




The Adviser is responsible for making investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. With respect to the Aggressive Growth Stock Fund, the Adviser oversees the Subadviser to ensure compliance with the Fund's investment policies and guidelines and monitors the Subadviser's adherence to its investment style. The Adviser pays the Subadviser out of the fees it receives from the Aggressive Growth Stock Fund. The Board of Trustees supervises the Adviser and Subadviser and establishes policies that the Adviser and Subadviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT SUBADVISER

Zevenbergen Capital Investments LLC, 601 Union Street, Seattle, Washington 98101, serves as the subadviser to the Aggressive Growth Stock Fund and manages the portfolio of the Aggressive Growth Stock Fund on a day-to-day basis. The Subadviser was founded in 1987 and manages domestic growth equity assets. The firm's client base is comprised of a blend of institutional tax-exempt and taxable separately managed accounts. As a domestic growth equity manager, the Subadviser manages assets for a variety of entities, including public funds, foundations, endowments, corporations, pooled accounts, and private individuals. As of June 30, 2004, the Subadviser had approximately $1.0 billion in assets under management. The Subadviser selects, buys, and sells securities for the Aggressive Growth Stock Fund under the supervision of the Adviser and the Board of Trustees. The Subadviser is entitled to receive from the Adviser 0.625% of the Aggressive Growth Stock Fund's daily net assets.

PORTFOLIO MANAGERS

Each of the Funds is managed by co-portfolio managers or by a portfolio manager who is supported by a back-up portfolio manager.

Mr. Robert W. Corner has served as Managing Director of Trusco since September 1996. He has co-managed the SHORT-TERM BOND FUND since January 2003. He has more than 17 years of investment experience.

Mr. Chad Deakins, CFA, has served as Vice President of Trusco since May 1996. He has managed the INTERNATIONAL EQUITY INDEX FUND since February 1999. In addition, he has managed the MID-CAP EQUITY FUND since September 2004, after co-managing the Fund since February 2003. Prior to joining Trusco, Mr. Deakins worked at SunTrust Bank. He has more than 10 years of investment experience.

Ms. Brooke de Boutray, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1992. She has co-managed the AGGRESSIVE GROWTH STOCK FUND since it began

PORTFOLIO MANAGERS



PROSPECTUS SUPPLEMENT -- PAGE 10

operating in February 2004. Ms. de Boutray has more than 21 years of investment experience.

Mr. Mark D. Garfinkel, CFA, has served as a Portfolio Manager of Trusco since 1994. He has managed the SMALL CAP GROWTH STOCK FUND since it began operating in October 1998. He has more than 17 years of investment experience.

Mr. Greg Hallman has served as an Associate of Trusco since July 1999. He has co-managed the PRIME QUALITY MONEY MARKET FUND since November 2004. Greg has more than 5 years of investment experience.

Ms. Kim Maichle, CFA, has served as a Vice President of Trusco since July 1992. She has co-managed the PRIME QUALITY MONEY MARKET FUND since November 2004. Kim has more than 12 years of investment experience.

Mr. Jeffrey E. Markunas, CFA, has served as Managing Director of Trusco since July 2000, after serving as Senior Vice President of Trusco since January 1999 and Senior Vice President and Director of Equity Management for Crestar Asset Management Company from 1992 until July 2000. Mr. Markunas has managed the GROWTH AND INCOME FUND since it began operating in September 1992. He has more than 20 years of investment experience.

Mr. H. Rick Nelson has served as Managing Director of Trusco since March 2002. He has co-managed the SHORT-TERM BOND FUND since January 2003. Prior to joining Trusco, Mr. Nelson served as Senior Vice President at Wachovia Asset Management from June 1985 to March 2002. He has more than 22 years of investment experience.

Mr. Robert J. Rhodes, CFA, joined Trusco in 1973. Mr. Rhodes has served as Executive Vice President and head of the equity funds group at Trusco since February 2000, after serving as Director of Research at Trusco from 1980 to 2000. He has managed the CAPITAL APPRECIATION FUND since June 2000. He has more than 31 years of investment experience.

Mr. Mills Riddick, CFA, has served as Managing Director of Trusco since July 2000, after serving as Managing Director of STI since 1994. He has managed the VALUE INCOME STOCK FUND since April 1995. He has more than 22 years of investment experience.

Mr. Dean Speer, CFA, has served as a Vice President of Trusco since June 2001. He has co-managed the PRIME QUALITY MONEY MARKET FUND since November 2004. He has more than 6 years of investment experience.

Mr. John Talty, CFA, has served as Executive Vice President since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Talty served as President and Senior Portfolio Manager of Seix Investment Advisors, Inc. from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004. He has co-managed the INVESTMENT GRADE BOND FUND since July 2004. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

Ms. Leslie Tubbs, CFA, has served as Managing Director, Principal, Portfolio Manager and Analyst for the Subadviser since 1995. She has co-managed the AGGRESSIVE GROWTH STOCK FUND since it began operating in February 2004. Ms. Tubbs has more than 9 years of investment experience.

Ms. Nancy Zevenbergen, CFA, has served as President and Chief Investment Officer for the Subadviser since January 1987. She has co-managed the AGGRESSIVE GROWTH STOCK FUND since it began operating in February 2004. Ms. Zevenbergen has more than 22 years of investment experience.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

                                                                           TAXES



                                                PROSPECTUS SUPPLEMENT -- PAGE 11

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund (other than the International Equity Index Fund) within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

THIS REDEMPTION FEE DOES NOT APPLY TO 401(k)/403(b) TYPE PARTICIPANT ACCOUNTS, SYSTEMATIC WITHDRAWAL PLAN ACCOUNTS, SUNTRUST SECURITIES ASSET ALLOCATION ACCOUNTS OR ACCOUNTS HELD THROUGH AN OMNIBUS ARRANGEMENT BECAUSE INFORMATION MAY NOT BE AVAILABLE REGARDING BENEFICIAL OWNERS. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

The International Equity Index Fund will charge a 2% redemption fee on shares redeemed or exchanged within 60 days of purchase. Shares held for 60 days or more are not subject to the redemption fee. Shares you have held the longest will always be redeemed first. If you transfer your shares to a different account registration, the shares will retain their original purchase date for redemption fee purposes. If you transfer less than 100% of your account balance, the redemption fee status of your shares will be carried over on a proportionate basis. Waiver of the redemption fee may be granted at the discretion of the Fund. The Fund reserves the right to modify its redemption fee policies at any time without advance notice to shareholders and may restrict or refuse purchase or exchange requests by investors who seem to follow a short-term trading pattern that may adversely affect the Fund.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income as follows:

  DECLARED DAILY AND DISTRIBUTED MONTHLY
  ------------------------------------------------------------
  Investment Grade Bond Fund
  Prime Quality Money Market Fund
  Short-Term Bond Fund

  QUARTERLY
  ------------------------------------------------------------
  Aggressive Growth Stock Fund
  Capital Appreciation Fund
  Growth and Income Fund
  Mid-Cap Equity Fund
  Small Cap Growth Stock Fund
  Value Income Stock Fund

  ANNUALLY
  ------------------------------------------------------------
  International Equity Index Fund

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If the SunTrust 401(k) Plan owns Fund shares on a Fund's record date, the Plan is entitled to receive the distribution.

As Plan participants, you will receive dividends and distributions in the form of additional Fund shares if you own shares of the Fund on the date the dividend or distribution is allocated by the Plan. You will, therefore, not receive a dividend or distribution if you do not own shares of the Fund on the date the dividend or distribution is allocated.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Dividends and distributions will accumulate on a tax-deferred basis if you are investing through the SunTrust 401(k) Plan. Generally, you will not owe taxes on these distributions until you begin withdrawals from the Plan. Redemptions of Fund shares resulting in withdrawals from the Plan are subject to numerous complex and special tax rules and may be subject to a penalty in the case of premature withdrawals. If you have questions about the tax consequences of Plan withdrawals, you should consult your tax advisor; the Plan's Summary Plan Description in the SunTrust Employee Handbook; BENE, the SunTrust Benefits Service Center, at 1-800-818-2363; or the Plan Administrator, SunTrust Human Resources, P.O. Box 4418, Center 636, Atlanta, Georgia 30302.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS



PROSPECTUS SUPPLEMENT -- PAGE 12

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's (and its predecessor's) operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below for the periods ended May 31, 2002, 2003, and 2004 has been audited by PricewaterhouseCoopers LLP. The information for prior periods has been audited by predecessor independent accounting firms, one of which has ceased operations. The auditor's report for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2004 Annual Report is available upon request and without charge by calling 1-800-428-6970. The 2004 Annual Report is incorporated by reference into the Statement of Additional Information.

For the Years Ended May 31, (unless otherwise indicated)
For a Share Outstanding Throughout the Periods

                                                                       NET REALIZED
                                     NET ASSET            NET         AND UNREALIZED
                                  VALUE, BEGINNING     INVESTMENT     GAINS (LOSSES)     TOTAL FROM
                                     OF PERIOD       INCOME (LOSS)    ON INVESTMENTS     OPERATIONS
                                     ---------       -------------    --------------     ----------

AGGRESSIVE GROWTH STOCK FUND

  T SHARES
    2004(1).....................       $10.00            $(0.02)(2)       $ 0.02(2)        $   --

INTERNATIONAL EQUITY INDEX FUND

  T Shares
    2004........................       $ 8.39            $ 0.14(2)        $ 2.71(2)        $ 2.85
    2003........................         9.76              0.10(2)         (1.43)(2)        (1.33)
    2002........................        11.18              0.04            (1.43)           (1.39)
    2001........................        13.97              0.06            (2.69)           (2.63)
    2000........................        11.82              0.16             2.13             2.29


                                      DIVIDENDS       DISTRIBUTIONS
                                      FROM NET        FROM REALIZED     TOTAL DIVIDENDS
                                  INVESTMENT INCOME   CAPITAL GAINS    AND DISTRIBUTIONS
                                  -----------------   -------------    -----------------
AGGRESSIVE GROWTH STOCK FUND

  T SHARES
    2004(1).....................       $   --             $   --             $   --

INTERNATIONAL EQUITY INDEX FUND

  T Shares
    2004........................       $(0.13)            $   --             $(0.13)
    2003........................        (0.04)                --              (0.04)
    2002........................        (0.03)                --              (0.03)
    2001........................        (0.07)             (0.09)             (0.16)
    2000........................        (0.03)             (0.11)             (0.14)

+    Returns are for the period indicated and have not been annualized. Total return figures do not include applicable sales loads. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(1)  Commenced operations on February 23, 2004. All ratios for the period have been annualized.
(2)  Per share data calculated using average shares outstanding method.

                                                            FINANCIAL HIGHLIGHTS



                                                PROSPECTUS SUPPLEMENT -- PAGE 13

                                                     NET ASSETS,         RATIO OF NET
           NET ASSET VALUE,         TOTAL              END OF            EXPENSES TO
            END OF PERIOD          RETURN+          PERIOD (000)      AVERAGE NET ASSETS
            -------------          -------          ------------      ------------------

                $10.00                 --%           $   20,501              1.22%

                $11.11              34.07%           $  351,163              0.98%
                  8.39             (13.63)              248,770              1.03
                  9.76             (12.43)              287,944              1.04
                 11.18             (18.90)              236,862              1.06
                 13.97              19.36               340,853              1.07

                                RATIO OF EXPENSES
              RATIO OF NET       TO AVERAGE NET
            INVESTMENT INCOME   ASSETS (EXCLUDING
            (LOSS) TO AVERAGE      WAIVERS AND        PORTFOLIO
               NET ASSETS        REIMBURSEMENTS)    TURNOVER RATE
               ----------        ---------------    -------------
                  (0.74)%             1.61%                2%

                   1.38%              1.07%               10%
                   1.26               1.12                25
                   0.63               1.12                35
                   0.40               1.09                13
                   0.83               1.18                 9

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                                                   STISPAGIE0105